UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A
(Rule 14a-101)

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MICT, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MICT, INC.
28 West Grand Avenue, Suite 3
Montvale, New Jersey 07645

To the Stockholders of MICT, Inc.:

You are cordially invited to attend the 2022 annual meeting of stockholders (the “Annual Meeting”) of MICT, Inc. (the “Company”) to be held on December 30, 2022 at 8 a.m., New York Time. The formal meeting notice and proxy statement for the Annual Meeting are attached.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting at the following website address: https:// www.virtualshareholdermeeting.com/MICT2022_______________________________ and by entering the 16-digit control number included on the proxy card you received or in the instructions that accompanied your proxy materials. We are pleased to utilize the virtual stockholder meeting technology to (i) provide ready access and cost savings for our stockholders and the company, and (ii) to promote health benefits through social distancing. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the proxy materials you received for the Annual Meeting. Even if you plan to attend the Annual Meeting online, it is strongly recommended you complete and return your proxy card before the Annual Meeting date, to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

The purpose of the Annual Meeting is to consider and vote upon the following proposals:

1.      To elect five directors to serve on the Company’s Board of Directors (the “Board”) until the 2023 annual meeting of stockholders or until their successors are elected and qualified;

2.      To ratify the selection by our audit committee of Brightman Almagor Zohar & Co. Certified Public Accountant, a firm in the Deloitte Global Network (“Deloitte”) to serve as our independent registered public accounting firm for the year ending December 31, 2022;

3.      To approve an amendment to the 2020 Equity Incentive Plan of MICT (the “2020 Plan”) to increase the number of shares of common stock authorized to be issued pursuant to the 2020 Plan from 20,000,000 to 25,000,000;

4.      To approve an amendment to the certificate of incorporation, as amended, a form of which is attached as Annex A to this proxy statement, to effect a reverse stock split of the issued and outstanding shares of common stock at a ratio of not less than one-for-two and not more than one-for-twelve, with the exact ratio to be determined by the board of directors of MICT, which amendment is referred to as the “reverse stock split” and which proposal is referred to as the “reverse stock split proposal”;

5.      To approve on a non-binding, advisory basis the compensation of our named executive officers; and

6.      Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES, “FOR” THE RATIFICATION OF BRIGHTMAN ALMAGOR ZOHAR & CO. CERTIFIED PUBLIC ACCOUNTANT, A FIRM IN THE DELOITTE GLOBAL NETWORK TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, “FOR” THE APPROVAL OF THE AUTHORIZED SHARE INCREASE OF THE 2020 EQUITY INCENTIVE PLAN, “FOR” THE APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL AND “FOR” THE APPROVAL ON AN ADVISORY BASIS OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

The Board has fixed the close of business on December 2, 2022 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

To assure your representation at the Virtual Meeting, please vote your proxy via the internet, by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy. Whether or not you expect to attend the Virtual Meeting, please read the Proxy Statement and then promptly vote your proxy in order to ensure your representation at the Virtual Meeting.

You may cast your vote by visiting http://www.proxyvote.com. You may also have access to the materials for the Virtual Meeting by visiting the website: www.virtualshareholdermeeting.com/MICT2022.

Each share of common stock entitles the holder thereof to one vote. A complete list of stockholders of record entitled to vote at this Virtual Meeting will be available for ten days before this Virtual Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to this Virtual Meeting.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

/s/ Darren Mercer
Chief Executive Officer and Director

This proxy statement is dated [            ], 2022
and is being mailed with the form of proxy on or shortly after [            ], 2022.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote online at the Annual Meeting.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors and for some of the other proposals unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

MICT, INC.
28 West Grand Avenue, Suite 3
Montvale, New Jersey 07645
NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 30, 2022

To the Stockholders of MICT, Inc.:

NOTICE IS HEREBY GIVEN that the 2021 annual meeting of stockholders (the “Annual Meeting”) of MICT, Inc., a Delaware corporation (the “Company”), will be held on Friday, December 30, 2022 at 8 a.m., New York Time, as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast available at [            ]. The Annual Meeting will be held for the sole purpose of considering and voting upon the following proposals:

1.      To elect five directors to serve on the Company’s Board of Directors (the “Board”) until the 2023 annual meeting of stockholders or until their successors are elected and qualified;

2.      To ratify the selection by our audit committee of Brightman Almagor Zohar & Co. Certified Public Accountant, a firm in the Deloitte Global Network (“Deloitte”) to serve as our independent registered public accounting firm for the year ending December 31, 2022;

3.      To approve an amendment to the 2020 Equity Incentive Plan of MICT (the “2020 Plan”) to increase the number of shares of common stock authorized to be issued pursuant to the 2020 Plan from 20,000,000 to 25,000,000;

4.      To approve an amendment to the certificate of incorporation, as amended, a form of which is attached as Annex A to this proxy statement, to effect a reverse stock split of the issued and outstanding shares of common stock at a ratio of not less than one-for-two and not more than one-for-twelve, with the exact ratio to be determined by the board of directors of MICT, which amendment is referred to as the “reverse stock split” and which proposal is referred to as the “reverse stock split proposal”;

5.      To approve on a non-binding, advisory basis the compensation of our named executive officers; and

6.      Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Only stockholders of record of the Company as of the close of business on December 2, 2022 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote.

Your vote is important. Proxy voting permits stockholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy by telephone, fax, or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: www.proxyvote.com.

By Order of the Board,
/s/ Darren Mercer
Chief Executive Officer and Director

i

MICT, INC.
28 West Grand Avenue, Suite 3
Montvale, New Jersey 07645

PROXY STATEMENT
2022 ANNUAL MEETING OF STOCKHOLDERS
To be held on Friday, December 30, 2022, at 8 a.m., New York Time

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you send me this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of MICT, Inc., a Delaware corporation (the “Company,” “we,” us,” and “our”), for use at the annual meeting of stockholders (the “Annual Meeting”) to be held on Friday, December 30, 2022 at 8 a.m., New York Time, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. This proxy statement and the enclosed proxy card were first sent to the Company’s stockholders on or about December [    ], 2022.

What is included in these materials?

These materials include:

•        This Proxy Statement for the Annual Meeting; and

•        The Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “SEC”) on June 17, 2022.

What proposals will be addressed at the Annual Meeting?

Stockholders will be asked to consider the following proposals at the Annual Meeting:

1.      To elect five directors to serve on the Company’s Board of Directors (the “Board”) until the 2023 annual meeting of stockholders or until their successors are elected and qualified;

2.      To ratify the selection by our audit committee of Brightman Almagor Zohar & Co. Certified Public Accountant, a firm in the Deloitte Global Network (“Deloitte”) to serve as our independent registered public accounting firm for the year ending December 31, 2022;

3.      To approve an amendment to the 2020 Equity Incentive Plan of MICT (the “2020 Plan”) to increase the number of shares of common stock authorized to be issued pursuant to the 2020 Plan from 20,000,000 to 25,000,000;

4.      To approve an amendment to the certificate of incorporation, as amended, a form of which is attached as Annex A to this proxy statement, to effect a reverse stock split of the issued and outstanding shares of common stock at a ratio of not less than one-for-two and not more than one-for-twelve, with the exact ratio to be determined by the board of directors of MICT, which amendment is referred to as the “reverse stock split” and which proposal is referred to as the “reverse stock split proposal”;

5.      To approve on a non-binding, advisory basis the compensation of our named executive officers; and

6.      Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

We will also consider any other business that properly comes before the Annual Meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that all stockholders vote “FOR” the director nominees, “FOR” the ratification of the selection of Brightman Almagor Zohar & Co. Certified Public Accountant, a firm in the Deloitte Global Network as our independent registered public accounting firm, “FOR” the 2020 Equity Incentive Plan authorized share increase, “FOR” the approval of the reverse stock split and “FOR” the approval of the non-binding, advisory basis the compensation of our named executive officers.

Who may vote at the Annual Meeting of stockholders?

Stockholders who owned shares of the Company’s common stock, par value $0.001 per share, as of the close of business on December 2, 2022 are entitled to vote at the Annual Meeting. As of the Record Date, there were [            ] shares of common stock issued and outstanding.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote online, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of our independent registered public accounting firm. On December 2, 2022, there were [            ] shares of common stock outstanding and entitled to vote. In order for us to conduct the Annual Meeting, a majority of the voting power of our outstanding shares of common stock entitled to vote at the Annual Meeting must be present or represented at the Annual Meeting. This is referred to as a quorum. Consequently, [            ] shares of common stock must be present at the Annual Meeting to constitute a quorum.

How many votes do I have?

Each share of common stock is entitled to one vote on each matter that comes before the Annual Meeting. Information about the stock holdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record.    If your shares are registered directly in your name with the Company’s transfer agent, Worldwide Stock Transfer, LLC, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

What is the proxy card?

The proxy card enables you to appoint Darren Mercer, our Chief Executive Officer, as your representative, at the Annual Meeting. By completing and returning the proxy card, you are authorizing Mr. Mercer to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for a vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to his best judgment.

How do I vote my shares?

There are four ways to vote:

(1)    Via the Internet.    Use the internet to vote by going to the internet address listed on your proxy card or Internet Availability Notice; have your proxy card or Internet Availability Notice in hand as you will be prompted to enter your control number to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card or Internet Availability Notice, will vote your shares as you instruct on the proxy card or Internet Availability Notice. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

(2)    Via telephone.    Using a touch-tone telephone, you may transmit your voting instructions to the number provided on your proxy card or in the Internet Availability Notice. Have your proxy card or Internet Availability Notice in hand as you will be prompted to enter your control number to create and submit a telephonic vote.

(3)    In person.    You may vote at the Virtual Meeting by following the instructions when you log-in for the Virtual Meeting. Have your proxy card or Internet Availability Notice in hand as you will be prompted to enter your control number to vote at the Virtual Meeting.

(4)    By Mail.    You may vote by mail. If you requested printed copies of the proxy materials by mail and are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you requested printed copies of the proxy materials by mail and are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

Will my shares be voted if I do not provide my proxy?

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm and the reverse stock split proposal. Accordingly, at the Annual Meeting, your shares may only be voted by your brokerage firm for the ratification of our independent registered public accounting firm and the reverse stock split proposal.

Brokers are prohibited from exercising discretionary authority on non-routine matters. The election of a director, the approval of the amendment to the 2020 Equity Incentive Plan, the non-binding advisory vote on executive compensation are considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding these proposals for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker votes on routine matters, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

What vote is required to elect directors?

Directors are elected by a plurality of the votes of the holders of common stock cast at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum of the holders of common stock is present.

What vote is required to ratify the selection by our audit committee of Deloitte as our independent registered public accounting firm?

Approval of the proposal to ratify the selection of Brightman Almagor Zohar & Co. Certified Public Accountant, a firm in the Deloitte Global Network as our independent registered public accounting firm requires the affirmative vote of the majority of the votes cast by the holders of common stock present online or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum of the holders of common stock is present.

What vote is required to approve an amendment to the 2020 Plan to increase the total number of shares of common stock authorized to be issued from 20,000,000 to 25,000,000?

Approval of the proposal to amend the 2020 Plan to increase the total number of shares of common stock authorized to be issued from 20,000,000 to 25,000,000 requires the affirmative vote of the majority of the votes cast by the holders of common stock present online or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum of the holders of common stock is present.

What vote is required to approve the non-binding, advisory basis the compensation of our named executive officers?

Approval of the non-binding, advisory basis the compensation of our named executive officers requires the affirmative vote of the majority of the votes cast by the holders of common stock present online or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum of the holders of common stock is present.

What vote is required to effect a reverse stock split of MICT’s issued and outstanding shares of Common Stock at a ratio of not less than one-for-two and not more than one-for-twelve, with the exact ratio to be determined by the board of directors?

Approval of the proposal to effect a reverse stock split of MICT’s issued and outstanding shares of Common Stock at a ratio of not less than one-for-two and not more than one-for-twelve, with the exact ratio to be determined by the board of directors requires the affirmative vote of the majority of the issued and outstanding shares of common stock of the Company. Abstentions will have the effect of a vote against this proposal. Brokers may use their discretion to vote shares held by them of record for this proposal if they have not been provided with voting instructions from the beneficial owner of the shares of common stock.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting online if you are a stockholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at 28 West Grand Avenue, Suite 3, Montvale, New Jersey 07645 a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares will be voted “FOR” the director nominees, “FOR” the ratification of the selection of Brightman Almagor Zohar & Co. Certified Public Accountant, a firm in the Deloitte Global Network as our independent registered public accounting firm, “FOR” the 2020 Equity Incentive Plan authorized share increase, “FOR” the approval of the reverse stock split and “FOR” the approval of the non-binding, advisory basis the compensation of our named executive officers.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who bears the cost of soliciting proxies?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Who can help answer my questions?

You can contact our Controller, Moran Amran at 011 (972) 9-8809935 , by email moran@mict-inc.com or by sending a letter to Ms. Amran at the offices of the Company at 28 West Grand Avenue, Suite 3, Montvale, New Jersey, 07645 with any questions about the proposals described in this proxy statement or how to execute your vote.

THE ANNUAL MEETING

We are furnishing this proxy statement to you as a stockholder of MICT, Inc. as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on Friday, December 30, 2022, or any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held on Friday, December 30, 2022, at 8:00 a.m., New York Time as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast available at [            ]. You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

1.      To elect five directors to serve on the Company’s Board of Directors (the “Board”) until the 2023 annual meeting of stockholders or until their successors are elected and qualified;

2.      To ratify the selection by our audit committee of Brightman Almagor Zohar & Co. Certified Public Accountant, a firm in the Deloitte Global Network (“Deloitte”) to serve as our independent registered public accounting firm for the year ending December 31, 2022;

3.      To approve an amendment to the 2020 Equity Incentive Plan of MICT (the “2020 Plan”) to increase the number of shares of common stock authorized to be issued pursuant to the 2020 Plan from 20,000,000 to 25,000,000;

4.      To approve an amendment to the certificate of incorporation, as amended, a form of which is attached as Annex A to this proxy statement, to effect a reverse stock split of the issued and outstanding shares of common stock at a ratio of not less than one-for-two and not more than one-for-twelve, with the exact ratio to be determined by the board of directors of MICT, which amendment is referred to as the “reverse stock split” and which proposal is referred to as the “reverse stock split proposal”;

5.      To approve on a non-binding, advisory basis the compensation of our named executive officers; and

6.      Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Record Date, Voting and Quorum

Our Board fixed the close of business on December 2, 2022, as the Record Date for the determination of holders of our outstanding common stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the record date, there were [            ] shares of common stock issued and outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote.

For each proposal, the holders of [            ] shares of common stock, present virtually or represented by proxy, constitutes a quorum.

Required Vote

The affirmative vote of a plurality of the votes cast by the holders of common stock at the Annual Meeting by the stockholders present virtually or represented by proxy is required to elect the director nominees.

The approval of the proposal to ratify the selection of Brightman Almagor Zohar & Co. Certified Public Accountant, a firm in the Deloitte Global Network as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast by the holders of common stock, present virtually or represented by proxy at the Annual Meeting.

The approval of the amendment to the 2020 Plan to increase the total number of shares of common stock authorized to be issued from 20,000,000 to 25,000,000 requires the affirmative vote of a majority of the votes cast by the holders of common stock, present virtually or represented by proxy at the Annual Meeting.

The approval of the non-binding, advisory basis the compensation of our named executive officers requires the affirmative vote of the majority of the votes cast by the holders of common stock present virtually or represented by proxy at the Annual Meeting

The approval to effect a reverse stock split of MICT’s issued and outstanding shares of Common Stock at a ratio of not less than one-for-two and not more than one-for-twelve, with the exact ratio to be determined by the board of directors requires the affirmative vote of the majority of the issued and outstanding shares of common stock of the Company.

Voting

You can vote your shares at the Annual Meeting by proxy or online.

You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Darren Mercer, Chief Executive Officer, to act as your proxy at the Annual Meeting. He will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.

Alternatively, you can vote your shares online by attending the Annual Meeting. While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Mr. Mercer.

A special note for those who plan to attend the Annual Meeting and vote online: if your shares are held in the name of a broker, bank or other nominee, you must either direct the record holder of your shares to vote your shares or obtain a legal proxy from the record holder to vote your shares at the Annual Meeting.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for each nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, shares of common stock will be voted “FOR” the election of the director nominees, “FOR” the ratification of the selection of Brightman Almagor Zohar & Co. Certified Public Accountant, a firm in the Deloitte Global Network as our independent registered public accounting firm, “FOR” the amendment to the 2020 Plan to increase the total number of shares of common stock authorized to be issued from 20,000,000 to 25,000,000, “FOR” the reverse stock split and “FOR” the non-binding, advisory basis the compensation of our named executive officers and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our Controller, Moran Amran at 011 (972) 9-8809935.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with our Secretary (MICT, Inc., 28 West Grand Avenue, Suite 3, Montvale, New Jersey 07645) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Annual Meeting and voting online.

Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of common stock, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting virtually but you hold your shares through someone else, such as a broker, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals. The Company has also retained Morrow Sodali LLC (“Morrow”) to assist with the solicitation of proxies for a fee of $15,000 plus reimbursement of expenses. Shareholders can reach Morrow at 800-662-5200 and banks and brokers can reach Morrow at 203-658-9400.

No Right of Appraisal

Neither Delaware law nor our amended and restated certificate of incorporation provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, we expect that shares of our common stock, represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Offices

Our principal executive offices are located at MICT, Inc., 28 West Grand Avenue, Suite 3, Montvale, New Jersey 07645. Our telephone number at such address is (201) 225-0190.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Officers

The following table sets forth the name, age and position of each current director and executive officer of the Company.

Name	Age	Position
Darren Mercer	58	Chief Executive Officer and Director
Hao (Kevin) Chen	40	Chief Financial Officer
Moran Amran	42	Controller
Yehezkel (Chezy) Ofir(1)(2)(3)	70	Director
Robert Benton(1)(2)(3)	65	Director
John McMillan Scott(1)(2)(3)	75	Director
Sir David Trippier, R.D.,J.P.,D.L(1)(2)(3)	77	Director

Series B Convertible Preferred Directors:

John J. Brown(4)	64	Director
Kenneth Denos(4)	54	Director, Executive Vice President, General Counsel, and Director of Tingo Group Holdings LLC

____________

(1)      A member of the Audit Committee.

(2)      A member of the Compensation Committee.

(3)      A member of the Corporate Governance/Nominating Committee.

(4)      To be appointed upon the closing of MICT, Inc.’s acquisition of the operating assets of Tingo, Inc.

The following is a brief account of the business experience of each of our directors and executive officers during the past five years or more.

Darren Mercer.    Mr. Mercer has served on the board of directors of NASDAQ listed company, MICT Inc., since November 2019, initially as Non-Executive Director, and then as Interim Chief Executive Officer in April 2020, before subsequently being appointed as Chief Executive Officer in 2021. Since joining the MICT Board, Mr. Mercer has led MICT to pivot from a small Israeli telematics business to a multinational FinTech solutions provider, with offices in Hong Kong, Singapore, Beijing, and Shanghai.

Prior to joining the Board of MICT, Mr. Mercer spent 15 years in Mainland China, Hong Kong and South East Asia, leading a number of fast-growth private and public FinTech companies. During this time, Mr. Mercer established strong business relationships with numerous Government Agencies, Stated Owned Companies, major online businesses, telcos, banks and technology companies, gaining a great deal of experience working in partnership with many of them. Through these relationships, Mr. Mercer has helped MICT over the past two years to grow its business activities and achieve a strong position from which it could make strategic acquisitions. Most latterly,

As a graduate in Economics from the University of Manchester, Mr. Mercer began his career in the 1980’s, holding senior roles in institutional equity sales and corporate brokering at a number of investment banks, enjoying considerable success with his private equity investments.

We believe that Mr. Mercer is well-qualified to serve on the MICT Board due to his extensive financial services, operational, management and investment experience.

Yehezkel (Chezy) Ofir.    Professor Ofir has served on the Board of MICT since April 2013. He was appointed as a director of Micronet in September 2012. Mr. Ofir has over 25 years of business consulting experience and served as a director at various companies, including as an external director of Adama Ltd (SZSE: 000553) from 2012 until 2015, a director at Shufersal Ltd. (TASE: SAE) from 2004 to 2010, Director at the Israeli Postal Bank Company as of 2014 and acting Chairman and director as of 2016 until 2017. A director at Soda Stream (NASDAQ: Soda) from 2016 to 2019. A director at Hadassah Medical Centers (Ein-Karem, Jerusalem) from 2015-Currently, and Micronet (TAS: MCRNT), from 2013-Currently. Mr. Ofir has served as a member of the board of directors at MICT Inc. (NASDAQ: MICT) since April 2013. Mr. Ofir is the Kmart Chair Emeritus Professor and faculty member at the School of Business Administration, The Hebrew University of Jerusalem. Mr. Ofir holds a B.Sc. and M.Sc. in Engineering from Ben-Gurion University, M.Phil. and Ph.D. in Business Administration from Columbia University. We believe that Professor Ofir extensive experience in governance and in corporate business consulting makes him very well qualified to serve as a director of the Company.

Robert Benton.    Mr. Benton has served on the Board of MICT since April 2021.He has been the Director and Founder of Anthology Media, Ltd, (formerly Bob & Co, Ltd) where he provides integrated strategies designed to bridge the gap between creativity and finance for TV and film production companies since August 2010. Prior to his employment at Anthology Media, Ltd, Mr. Benton was a Managing Director and Head of Media Investments at Canaccord Adams Ltd., from September 2008 to June 2010, where he focused on marketing, sales, and corporate finance. Mr. Benton was also a Managing Director at Ingenious Media, an investment company specializing in the media, infrastructure, real estate and education sectors from August 2006 to May 2008. Prior to his employment at Canaccord Adams Ltd and Ingenious Media, Mr. Benton was employed as the Chief Executive Officer at Bridgewell Securities Ltd, a United Kingdom investment banking firm, from January 2002 to June 2006. From 1997 to 2001, Mr. Benton served as a Chairman and Chief Executive Officer for Charterhouse Securities Limited. Mr. Benton also served as the Global Head of Sales for ABN-ABRO from June 1994 to June 1997. Prior to that, Mr. Benton was a Managing Director of HSBC James Capel Ltd, from November 1992 to June 1995. Mr. Benton currently serves as the Deputy Chair of Everbright Securities Financial Holding Limited, which engages in the provision of financial brokerage services. He also sits on the board of directors for International Literacy Properties, a company that works with authors, managers of literary estates and individual heirs to help realize the value from book-based intellectual property. Mr. Benton has served on the board of The Discerning Eye, a United Kingdom based educational charity that promotes a wider understanding and appreciation of the visual arts and further stimulates debate about the place and purpose of art in our society through its annual exhibition. Mr. Benton sits on the Advisory Committee for Nash & Co Capital, Ltd, which is an independent corporate finance and advisory company. Previously, Mr. Benton served as the Chairman of Clarkson Plc, the FTSE 250 shipping group, from May 2005 to January 2015. Mr. Benton holds a degree in Politics and Economics from Exeter University. We believe Mr. Benton is well qualified to serve as a director due to his extensive leadership experience.

John M. Scott.    Mr. Scott has served on our Board since November 2019. Mr. Scott began his career as a stockbroker in October 1970 with Charlton Seal Dimmock & Co. He became a Partner at the same firm in 1982 and subsequently a Director of Wise Speke Limited following a merger in 1990. In August 1994, he joined Albert E. Sharp LLP as a Director, where he remained until June 2007. In 2007, he joined WH Ireland Group Plc, a financial services company offering private wealth management, wealth planning and corporate broking services, where he oversaw the firm’s private client business in Manchester, U.K. until his retirement from his role as an Executive Director from WH Ireland’s Board of Directors in 2013. Mr. Scott currently serves as a consultant to WH Ireland. Mr. Scott holds a BSc in Economics from the University of London. We believe that Mr. Scott is qualified to serve on our Board because of his accounting expertise and his experience serving as an officer and director of public and private companies.

Hao (Kevin) Chen.    Mr. Chen was promoted by the Board to serve as the Chief Financial Officer of the Company in November 2021. He has more than 13 years of experience providing financial services to a variety of public and private companies, including in the role as Chief Financial Officer. He has a demonstrated history of working within the technology industry and is skilled in US GAAP accounting, SOX internal controls, debt and equity financing and strategic management. Mr. Chen previously served as the Chief Financial Officer and board member of China Rapid Finance (NYSE:XRF), a holding company operating primarily in the emergency rescues services business, which utilizes cloud and other cutting-edge technologies to provide emergency rescue services, including an app based mobile platform, cloud call centers and large data centers. Prior to that, Mr. Chen served as a Senior Financial Reporting Manager to Qunar.com (China’s online travel platform NASDAQ:QUNR) from 2013 to 2015 and served as an Audit Manager with Ernst & Young from 2008 to 2013. Mr. Chen holds a Master of Business Administration from Kellogg School of Management at Northwestern University, a Master of Economics from Shanghai University of Finance and Economics and a Bachelor of Mathematics from Shandong University. He is a Certified Public Accountant in the U.S.

Moran Amran.    Mrs. Amran has been the Company’s Controller since 2011. In January 2019 Ms. Amran was appointed to serve as the Company’s principal financial officer until Mr. Chen was promoted to the role in November 2021. From 2010 until 2011, she served as Financial Controller of the Global Consortium on Security Transformation, a global homeland security organization. From 2006 until 2007, she served as an assistant accountant for Agan Chemicals Ltd. Mrs. Amran holds a B.A. in Accounting and Business Management from The College of Management Academic Studies in Rishon LeZion, Israel, obtained an MBA from The Ono Academic College in Kiryat Ono, Israel and is a certified public accountant in Israel.

Sir David Trippier, R.D.,J.P.,D.L Until April 2011 Sir David Trippier was the Chairman of Cambridge shire Horizons, the company delivering sustainable development in the Cambridge Sub-region, and he was the Chairman of W H Ireland Group plc, Stockbrokers until May 2008 when the company was taken over by a consortium. He was until recently a Non-Executive Director of ITV Granada Television and has been a director or Chairman of several quoted companies. Sir David was knighted by the Queen in July 1992 when he was 46 years of age. In 1994 he was appointed by the Council of the Stock Exchange to sit on the committee, which formulated and launched the Alternative Investment Market (AIM) in June 1995. Since 1992, he has been Chairman or main Board Director of three companies, which have floated on the Stock Exchange and are now in the Main List, and one that has floated on the AIM Market. He was born in May 1946, educated at Bury Grammar School and later was commissioned as an officer in the Royal Marines Reserve in which he has served for 30 years. He passed the Commando Course at the Commando Training Centre in Devon in 1969 and the following year qualified as a parachutist at RAF Abingdon. He subsequently qualified as a Company Commander at the School of Infantry at Warminster and later passed the Staff College Course at the Royal Naval College at Greenwich. He has served with 40 Commando Royal Marines in Singapore and Malaysia, 41 Commando in Malta and the 3rd Commando Brigade in Norway. He was awarded the Royal Marines Reserve Decoration in 1983. In January 1996, he was appointed Honorary Colonel of the Royal Marines Reserve in the Northwest by the Commandant General Royal Marines. He retired from that role in January 2010. At the age of 22, he was admitted to the Stock Exchange. He was also a director of a financial planning company as well as being a Stockbroker. He was a senior partner in Pilling Trippier & Co before it was taken over by Capel-Cure Myers whilst he was a Minister. He was elected to the Rochdale Metropolitan Borough Council in 1969. In 1975, he became the leader of the Council when he was 28 years of age and in the same year was appointed a magistrate. In 1979, he was elected as MP for Rosendale at the age of 32 and became MP for the new constituency of Rosendale and Darwen from 1983 to 1992. In 1982, Sir David was appointed Parliamentary Private Secretary to the then Minister for Health (Rt Hon Kenneth Clarke QC, MP). From June 1983 to September 1985, Sir David was the Minister for Small Firms and Enterprise at the Department of Trade and Industry. From September 1985 to June 1987, he was the Minister for Tourism, Small Firms and Enterprise in the Department of Employment. In 1987 he became the Minister for Housing, Inner Cities and Construction in the Department of the Environment. Later in 1989, he was promoted to become the Minister of State for the Environment and Countryside. As the “Green” Minister he was instrumental in negotiating the international agreements on Climate Change and Global Warming on behalf of the United Kingdom. In February 1994, he became a Deputy Lieutenant of Lancashire. In April 1997, he became High Sheriff of Lancashire for the year 1997/98. In 1999, he published his autobiography entitled “Lend Me Your Ears”. He became the President of the Manchester Chamber of Commerce for the year 1999-2000. He was the National Chairman of the Tidy Britain Group from 1996 to 1998. He became the President of the Royal Lancashire Show for the year 1999. Sir David became the Chairman of the North West of England Reserve Forces and Cadets Association from 2000 to 2008. He was the National Vice Chairman of the Council of Reserve Forces from 1999 to 2008 representing the Royal Marines. He served as the County Chairman for the St. John Ambulance in Lancashire from 2003 to 2007. He was the County President of the Royal British Legion in Lancashire from 2005 to 2008.He was the founder of the Rosendale Enterprise Trust and the Rosendale Groundwork Trust. He is the President Elect of the Soldiers, Sailors, Airmen and Families Association — Forces Help for Greater Manchester. In November 2006, Sir David won a National Award for “Outstanding Leadership” sponsored by the Daily Telegraph. He was nominated as one of 100 of Britain’s most influential men and women in the Public and Private Sectors. He is married and has three sons. His wife, Lady Ruth Trippier, is a practicing barrister on the Northern Circuit. We believe that Sir David Trippier is qualified to serve on our Board because of his experience in launching the AIM and his experience as serving as chairman or a director of multiple listed companies.

Kenneth Denos.    Kenneth Denos has served as Tingo, Inc.’s Executive Vice President, General Counsel, and Corporate Secretary since September 2021. Since June 2005, Mr. Denos has been an officer and director of Equus Total Return, Inc. (NYSE: EQS), a closed-end fund traded on the New York Stock Exchange, serving as its President and CEO from 2007-09. He is also a founder and principal of Outsize Capital Ltd., an international corporate finance advisory firm based in London, and is the founder and Chairman of Kenneth I. Denos, P.C., a U.S.-based corporate and consumer law firm. Previously, Mr. Denos was the CEO of MCC Global NV, a Frankfurt stock exchange listed investment advisory firm based in London, and also served as a director and executive officer of two London Stock Exchange listed firms, Healthcare Enterprise Group plc and Tersus Energy plc. Mr. Denos has worked in the private equity and advisory industry for virtually his entire career, having served as a principal and/or advisor to private and public companies and funds in the Middle East, Europe, Africa, and North America. He holds a Bachelor of Science degree in Business Finance and Political Science from the University of Utah. He also holds a Master of Business

Administration and a Juris Doctor from the University of Utah. We believe that Mr. Denos is well-qualified to serve on the board due to his extensive international legal and corporate governance background, as well as his financial services and investment experience.

John J. Brown.    John J. Brown has served on the board of directors of Tingo, Inc. since September 2021. Since 2016, Mr. Brown has also been the Managing Partner of Sands Point Consulting, an advisor to entrepreneurs, founders, and senior corporate leaders to develop new business strategies for a rapidly changing market. From 2009 – 2016, he was the Group Managing Director and a member of the WMA Executive Committee for UBS Wealth Management Americas. From 1995-2000, Mr. Brown was the Managing Director and Global Head of Convertible Securities Trading at UBS, and from 1980-1995 and again from 2000-2009 he was a Managing Director for Merrill Lynch & Co., holding senior executive leadership positions at Merrill Lynch, most notably COO, Operations, Technology & Corp. Services Group. At Merrill Lynch, Mr. Brown managed a $1 billion annual operating budget. He also served as the Head of US Equity Financing & CEO, Merrill Lynch Professional Clearing Corp in its Prime Broker Division. We believe Mr. Brown is well qualified to sit on our board due to his extensive experience at various positions at UBS and Merrill Lynch, as well, as his experience in developing new business strategies.

Corporate Governance

Number and Terms of Officers and Directors

Our board of directors is currently comprised of five directors. Neither Mr. Mercer, our Chief Executive Officer nor Mr. Denos, who is expected to be an officer of one of our subsidiaries, is independent as that term is defined under the Nasdaq Listing Rules. Each of our directors, other than Mr. Mercer and Mr. Denos, qualify as “independent” under the Nasdaq Listing Rules, and SEC rules with respect to members of boards of directors and our Audit Committee, Compensation Committee and Corporate Governance/Nominating Committee, and otherwise meet the Nasdaq corporate governance requirements.

Mr. John Scott is the Company’s Chairman of the Board. Recognizing that the Board is composed almost entirely of outside directors, in addition to the Board’s strong committee system (as described more fully below), we believe this leadership structure is appropriate for the Company and allows the Board to maintain effective oversight of management.

Our board of directors has three standing committees: the Compensation Committee, the Audit Committee and the Corporate Governance/Nominating Committee.

Committee Membership, Meetings and Attendance

Each of the standing committees of the Board of Directors is comprised entirely of independent directors.

During the fiscal year ended December 31, 2021:

•        47 meetings of the Board were held;

•        the Board acted by unanimous written consent in lieu of a meeting 4 times;

•        4 meetings of the audit committee were held;

•        6 meetings of the compensation committee were held; and

•        2 meetings of the corporate governance/nominating committee were held.

Each of our incumbent directors attended or participated in 100% of the meetings of the Board of Directors and the respective committees of which he is a member held during the period such incumbent director was a director during the fiscal year ended December 31, 2021.

We encourage all of our directors to attend our annual meetings of stockholders, although there is no formal requirement to do so. The following directors attended our 2021 Annual Meeting of Stockholders: Darren Mercer, John M. Scott and Yehezkel (Chezy) Ofir.

Audit Committee

The members of our Audit Committee are Professor Ofir, Mr. Benton, Sir David Trippier, R.D.,J.P.,D.L and Mr. Scott. Professor Ofir is the Chairman of the Audit Committee, and our board of directors has determined that Professor Ofir is an “Audit Committee financial expert” and that all members of the Audit Committee are “independent” as defined by the rules of the SEC and the Nasdaq rules and regulations. The Audit Committee operates under a written charter that is posted on our website at www.MICT-inc.com. The primary responsibilities of our Audit Committee include:

•        appointing, compensating and retaining our registered independent public accounting firm;

•        overseeing the work performed by any outside accounting firm;

•        assisting the board of directors in fulfilling its responsibilities by reviewing: (1) the financial reports provided by us to the SEC, our stockholders or to the general public and (2) our internal financial and accounting controls; and

•        recommending, establishing and monitoring procedures designed to improve the quality and reliability of the disclosure of our financial condition and results of operations.

Compensation Committee

The members of our Compensation Committee are Professor Ofir, Mr. Benton, Sir David Trippier, R.D.,J.P.,D.L and Mr. Scott. Mr. Scott is the Chairman of the Compensation Committee and our board of directors has determined that all of the members of the Compensation Committee are “independent” as defined by the rules of the SEC and Nasdaq rules and regulations. The Compensation Committee operates under a written charter that is posted on our website at www.MICT-inc.com. The primary responsibilities of our Compensation Committee include:

•        reviewing and recommending to our board of directors of the annual base compensation, the annual incentive bonus, equity compensation, employment agreements and any other benefits of our executive officers;

•        administering our equity-based compensation plans and exercising all rights, authority and functions of the board of directors under all of the Company’s equity compensation plans, including without limitation, the authority to interpret the terms thereof, to grant options thereunder and to make stock awards thereunder; and

•        annually reviewing and making recommendations to our board of directors with respect to the compensation policy for such other officers as directed by our board of directors.

The Compensation Committee meets, as often as it deems necessary, without the presence of any executive officer whose compensation it is then approving. The Compensation Committee and the Company engaged or received advice from compensation consultant in 2021.

Corporate Governance/Nominating Committee

The members of our Corporate Governance/Nominating Committee are Professor Ofir, Mr. Benton, Sir David Trippier, R.D.,J.P.,D.L and Mr. Scott. Mr. Scott is the Chairman of the Corporate Governance/Nominating Committee and our board of directors has determined that all of the members of the Corporate Governance/Nominating Committee are “independent” as defined by Nasdaq rules and regulations. The Corporate Governance/Nominating Committee operates under a written charter that is posted on our website at www.MICT-inc.com. The primary responsibilities of our Corporate governance and Nominating Committee include:

•        assisting the board of directors in, among other things, effecting board organization, membership and function including identifying qualified board nominees; effecting the organization, membership and function of board of directors committees including composition and recommendation of qualified candidates; establishment of and subsequent periodic evaluation of successor planning for the Chief

Executive Officer and other executive officers; development and evaluation of criteria for board membership such as overall qualifications, term limits, age limits and independence; and oversight of compliance with applicable corporate governance guidelines; and

•        identifying and evaluating the qualifications of all candidates for nomination for election as directors.

Potential nominees will be identified by the board of directors based on the criteria, skills and qualifications that will be recognized by the Corporate Governance/Nominating Committee. In considering whether to recommend any particular candidate for inclusion in the board of directors’ slate of recommended director nominees, our Corporate Governance/Nominating Committee will apply criteria including the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. No particular criteria will be a prerequisite or will be assigned a specific weight, nor do we have a diversity policy. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will result in a well-rounded board of directors and allow the board of directors to fulfill its responsibilities.

There have not been any changes in our process for nominating directors.

Audit Committee Report*

The audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. Additionally, the audit committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the audit committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:

Audit Committee of the Board of Directors
Yehezkel (Chezy) Ofir
Robert Benton
John M. Scott
Sir David Trippier, R.D.,J.P.,D.L

____________

*        The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the SEC and to provide us with copies of those filings. Based solely upon a review of (i) copies of the Section 16(a) filings received during or with respect to 2021 and (ii) certain written representations of our officers and directors, we believe that all filings required to be made pursuant to Section 16(a) of the Exchange Act during and with respect to 2021 were filed in a timely manner.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our directors, executive officers and all of our employees. The Code of Business Conduct and Ethics is available on our website at www.mict-inc.com and we will provide, at no charge, persons with a written copy upon written request made to us.

Risk Oversight

The Board, including the Audit Committee and Compensation Committee, periodically reviews and assesses the significant risks to the Company. Our management is responsible for the Company’s risk management process and the day-to-day supervision and mitigation of risks. These risks include strategic, operational, competitive, financial, legal and regulatory risks. Our Board leadership structure, together with the frequent interaction between our directors and management, assists in this effort. Communication between our Board and management regarding long-term strategic planning and short-term operational practices include matters of material risk inherent in our business.

The Board plays an active role, as a whole and at the committee level in overseeing the management of the Company’s risks. Each of our Board committees is focused on specific risks within their areas of responsibility, but the Board believes that the overall enterprise risk management process is more properly overseen by all of the members of the Board. The Audit Committee is responsible for overseeing the management of financial and accounting risks. The Compensation Committee is responsible for overseeing the management of risks relating to executive compensation plans and arrangements. While each committee is responsible for the evaluation and management of such risks, the entire Board is regularly informed through committee reports. The Board incorporates the insight provided by these reports into its overall risk management analysis.

The Board administers its risk oversight responsibilities through the Chief Executive Officer and the Chief Financial Officer, who, together with management representatives of the relevant functional areas review and assess the operations of the Company as well as operating management’s identification, assessment and mitigation of the material risks affecting our operations.

COMMUNICATING WITH OUR BOARD OF DIRECTORS

Our Board will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. Professor Ofir, our lead independent director, with the assistance of our outside counsel, is primarily responsible for monitoring communications from our stockholders and for providing copies or summaries to the other directors as he considers appropriate. Communications are forwarded to all directors if they relate to substantive matters and include suggestions or comments that Professor Ofir considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to our Board should address such communications to: MICT, Inc., c/o Moran Amran, Controller, at the address on the first page of this proxy statement.

Board Diversity Matrix

Board Diversity Matrix as of December 2, 2022
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		7
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Executive Compensation

The following Summary of Compensation table sets forth the compensation paid by our Company during the two years ended December 31, 2021 and 2020, to all Executive Officers earning in excess of $100,000 during any such year.

Name and Principal Position	Year	Salary(1)	Bonus(2)	Option Awards(3)	Stock Based Awards(5)	All Other Compensation(4)	Total
Darren Mercer	2021	$571,251	$913,125	$—	$8,580,000	$196,074	$10,260,450
Chief Executive Officer(7)	2020	$340,500	$795,000	$—	$—	$93,881	$1,229,381
Hao (Kevin) Chen(6)	2021	$141,000	$—	$—	$—	$—	$141,000
Chief Financial Officer
Moran Amran	2021	$232,013	$116,795	$153,744	$—	$17,082	$519,634
Controller	2020	$151,582	$35,732	$6,141	$—	$14,456	$207,911

____________

(1)      Salary paid partly in NIS and partly in U.S. dollars. The amounts are converted according to the average foreign exchange rate U.S. dollar/NIS for 2021 and 2020, respectively.

(2)      Represents discretionary bonus in connection with the performance and achievements of MICT.

(3)      The fair value recognized for such option awards was determined as of the grant date in accordance with Accounting Standards Codification, or ASC, Topic 718. Assumptions used in the calculations for these amounts are included in Note 3 to the consolidated financial statements for the year ended December 31, 2020 included elsewhere in this Annual Report.

(4)      Includes the following: pay-out of unused vacation days, personal use of company car (including tax gross-up), personal use of company cell phone, contributions to manager’s insurance (retirement and severance components), contributions to advanced study fund, recreational allowance, premiums for disability insurance and contributions to pension plan.

(5)      The Company accounts for stock-based compensation under the fair market value method under which compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period.

(6)      On November 29, 2021, the board of directors of MICT, promoted Hao (Kevin) Chen, its Financial controller of its China business to serve as the Chief Financial Officer of the Company.

(7)      Effective on October 2021, the board of directors approved Darren Mercer’s new employment terms inclusive of an annual base salary of $800,000.

Employment Agreements

Darren Mercer

Effective October 2021, the board of directors approved Darren Mercer’s new employment terms as follows: (i) an annual base salary fee will be $800,000 and, (ii) a total annual bonus in accordance with the bonus program adopted by the Company from time-to-time. The target bonus amount for Mr. Mercer’s work in the calendar year 2021 was $913,125. which Executive works for the Company outside the United Kingdom for at least five days.

All other terms of Mr. Mercer’s employment agreement, as amended, remain in full force and effect.

Hao Chen

On November 29, 2021, the board of directors of MICT promoted Hao (Kevin) Chen, its Financial controller of its China business to serve as the Chief Financial Officer of the Company. The Company and Mr. Chen are negotiating Mr. Chen’s employment agreement and will file such agreement when available.

None of our employees is subject to a collective bargaining agreement.

Outstanding Equity Awards

During 2021, 740,000 options and 25,000 shares were issued to our directors, officers and employees under our 2012 Incentive Plan.

During 2021, MICT issued 6,362,000 shares of common stock to our directors, officers and employees under our 2020 Incentive Plan out of which 6,000,000 shares of common stock were issued to Darren Mercer (which shall be released/vest subject to satisfaction of applicable performance conditions) under our 2020 Incentive Plan.

Director Compensation

The following table summarizes the compensation paid to non-employee directors during the year ended December 31, 2021.

Name(1)	Fees Earned or paid in cash ($)(6)	Option Awards ($)(2)(3)(4)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Yehezkel (Chezy) Ofir(2)	$46,100	$33,259	$—	$—	$79,359
Jeffrey P. Bialos(5)	$12,730	$—	$—	$—	$12,730
Robert Benton(3)	$32,363	$88,691	$—	$—	$121,054
John McMillan Scott(4)	$54,581	$177,382	$—	$2,920	$234,883

____________

(1)      The fair value recognized for such option awards was determined as of the grant date in accordance with ASC Topic 718. Assumptions used in the calculations for these amounts are included in Note 16 to our consolidated financial statements for the year ended December 31, 2021 included elsewhere in this Annual Report.

(2)      As of December 31, 2021, Professor Yehezkel (Chezy) Ofir, held options to purchase 365,000 shares, 5,000 of which were granted on April 29, 2013 and 5,000 of which were granted on November 11, 2014, each exercisable at an exercise price of $4.30 per share. Such options vested within three years following the date of grant. In addition, options to purchase 10,000 shares were granted to each director listed above on June 6, 2018 at an exercise price of $1.32 per share and options to purchase 15,000 shares were granted to each director listed above on August 13, 2018 at an exercise price of $1.4776 per share. And options to purchase 300,000 shares were granted to each director above on March 9, 2020 at an exercise price of $1.41 per share. All of the options have vested. And options to purchase 30,000 shares were granted on May 23, 2021 at an exercise price of $1.81 per share. Out of which 350,000 of the options have vested.

(3)      As of December 31, 2021, Mr. Robert Benton, held options to purchase 80,000 shares, the options to purchase 80,000 shares were granted to him on May 23, 2021 at an exercise price of $1.81 per share. Out of which 40,000 of the options have vested.

(4)      As of December 31, 2021, Mr. John McMillan Scott held options to purchase 260,000 shares, the options to purchase 100,000 shares were granted to him on July 7, 2020 at an exercise price of $1.41 per share. And the options to purchase 160,000 shares were granted to him on May 23, 2021 at an exercise price of $1.81 per share. Out of which 180,000 of the options have vested.

(5)      As of December 31, 2021, Mr. Jeffrey P. Bialos, held options to purchase 335,000 shares, 5,000 of which were granted on April 29, 2013 and 5,000 of which were granted on November 11, 2014, each exercisable at an exercise price of $4.30 per share. Such options vested within three years following the date of grant. In addition, options to purchase 10,000 shares were granted to each director listed above on June 6, 2018 at an exercise price of $1.32 per share and options to purchase 15,000 shares were granted to each director listed above on August 13, 2018 at an exercise price of $1.4776 per share. And options to purchase 300,000 shares were granted to each director above on March 9, 2020 at an exercise price of $1.41 per share. All of the options have vested. On April 12, 2021, Jeffrey P. Bialos tendered his resignation as a member of the board of directors (the “Board”) of MICT, Inc. (the “Company”), effective immediately. Mr. Bialos resigned to focus on other endeavors and not in connection with any disagreements with the Company.

(6)      For the year ended December 31, 2021, we paid an aggregate amount of $145,774 to our directors as Compensation for serving on our board of directors. Independent directors received $30,000 fixed annual fees plus $ 5,000 fixed fee for membership in each committee, the vice chairman of the board received an additional fixed annual fee of $ 10,000 in salary.

Other than as described above, we have no present formal plan for compensating our directors for their service in their capacity as directors. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. The board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director. Other than indicated above, no director received and/or accrued any compensation for his or her services as a director, including committee participation and/or special assignments during 2021.

Director Independence

Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Professor Ofir and Messrs. Benton, and Scott are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of December 2, 2022 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors that beneficially owns shares of our common stock; and

•        all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
5% Stockholders
Darren Mercer(6)	15,620,939	7.9%

Directors and Named Executive Officers
Moran Amran(2)	182,500	0.09%
Yehezkel (Chezy) Ofir(3)	257,500	0.13%
Darren Mercer(6)	15,620,939	7.9%
John McMillan Scott(4)	420,000	0.21%
Robert John Benton(5)	100,000	0.05%
Hao (Kevin) Chen(7)	100,000	0.05%
Sir David Trippier(8)	40,000	0.02%
Ken Denos	—	—
John Brown	—	—
Directors and executive officers as a group (9 persons)(9)	16,720,939	6.47%

____________

*        Less than one percent

(1)      Applicable percentage ownership is based on 197,858,083 shares of common stock outstanding as of June 10, 2022, together with securities exercisable or convertible into shares of common stock within 60 days of June 10, 2022 for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of June 10, 2022 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)      Includes 57,500 shares of common stock and 125,000 shares of common stock issuable upon the exercise of stock options owned by Mrs. Amran.

(3)      Includes 235,000 shares of common stock and 22,500 shares of common stock issuable upon the exercise of stock options owned by Mr. Ofir.

(4)      Includes 300,000 shares of common stock and 120,000 shares of common stock issuable upon the exercise of stock options owned by Mr. Scott.

(5)      Includes 40,000 shares of common stock and Includes 60,000 shares of common stock issuable upon the exercise of stock options owned by Mr. Benton.

(6)      Includes 15,620,939 shares of common stock owned by Mr. Mercer.

(7)      Includes 100,000 shares of common stock owned by Mr. Hao and the remaining balance of 100,000 shares will be issued on or before May 10, 2023, subject to performance.

(8)      Includes 40,000 shares of common stock owned by Sir David Trippier.

(9)      Includes 327,500 shares of common stock issuable upon the exercise of stock options beneficially owned by the referenced persons.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

MICT’s policy is to enter into transactions with related parties on terms that are on the whole no less favorable to it than those that would be available from unaffiliated parties at arm’s length. Based on its experience in the business sectors in which it operates and the terms of the transactions with unaffiliated third parties, MICT believes that all of the transactions described below met this policy standard at the time they occurred.

Other than as described below, there have not been, nor are there any currently proposed, transactions or series of similar transactions to which we have been or will be a party other than compensation arrangements, which are described where required under the “Directors, Executive Officers, Executive Compensation and Corporate Governance of MICT” section of this proxy statement.

On October 6, 2022, MICT, Tingo, the representative for the stockholders of the Company (“Purchaser Representative”), and the representative for Tingo (“Seller Representative”), entered into the Second Amended and Restated Merger Agreement (the “Amended Agreement”) amending and restating the previous Amended and Restated Merger Agreement entered into by the parties on June 15, 2022 (the “Previous Agreement”).

Pursuant to the Amended Agreement, (i) Tingo shall form a British Virgin Islands company and wholly-owned subsidiary (“Tingo Sub”) and transfer into Tingo Sub all of its rights, title, interest and liabilities in all of its other subsidiaries, and (ii) MICT shall form a Delaware corporation and wholly-owned subsidiary (“Delaware Sub”) and cause Delaware Sub to form a British Virgin Islands company and wholly-owned subsidiary of Delaware Sub (“BVI Sub”).

Subject to the terms and conditions set forth in the Amended Agreement, upon the consummation of the transactions contemplated therein, which the parties intend to occur on November 30, 2022 (the “Closing”), BVI Sub will merge with and into Tingo Sub (the “Business Combination” and, together with the other transactions contemplated by the Amended Agreement, the “Transactions”), with the BVI Sub continuing as the surviving company in the Business Combination and a wholly-owned subsidiary of Delaware Sub.

Business Combination Consideration

As consideration for the Business Combination, Tingo shall receive from the MICT: (i) 25,783,675 shares of MICT Common Stock equal to approximately 19.9% of the total issued and outstanding MICT Common Stock; (ii) 2,604.28 shares of Series A Preferred Stock convertible into 26,042,808 shares of MICT Common Stock equal to approximately 20.1% of the total issued and outstanding MICT Common Stock; and (iii) 33,687.21 shares of Series B Preferred Stock convertible into 336,872,138 shares of MICT Common Stock equal to approximately 35% of the total issued and outstanding MICT Common Stock, provided that 5% of the foregoing consideration shall be withheld in Escrow.

Escrow

As part of the Amended Agreement, Purchaser Representative, Seller Representative, and a mutually agreeable escrow agent shall enter into an escrow agreement, whereby an amount equal to 5% of the total number of shares of MICT Common Stock, Series A Preferred Stock, and Series B Preferred Stock transferred as part of the consideration for the Business Combination (the “Escrow Property”) shall be held in escrow for a period of up to two years after the Closing of the Business Combination. The Escrow Property shall be the sole source of payment for any obligations incurred by Tingo in relation to any indemnification claims.

Series A Preferred Stock

Upon the approval of MICT’s stockholders, each share of Series A Preferred Stock issued by MICT to Tingo shall automatically convert into 10,000 shares of MICT Common Stock. If such shareholder approval is not obtained by June 30, 2023, all issued and outstanding shares of Series A Preferred Stock shall be redeemed by MICT in exchange for Tingo receiving 27% of the total issued and outstanding shares of Delaware Sub (“Series A Redemption”).

Series B Preferred Stock

Upon approval by Nasdaq of the change of control of MICT and upon the approval of MICT’s stockholders, each share of Series B Preferred Stock issued by MICT to Tingo shall automatically convert into 10,000 shares of MICT Common Stock. If such shareholder or Nasdaq approval is not obtained by June 30, 2023, Tingo shall have the right to (i) cause the Series A Redemption to take place within 90 days; and (ii) cause MICT to redeem all of the Series B Preferred Stock in exchange for (x) $666,666,667 or (y) an amount of common stock of Delaware Sub equivalent in value to $666,666,667 (reduced from the aggregate value of the Series B Preferred Stock at issuance, which is $1,000,000,000).

Covenants of the Parties

The Amended Agreement provides for covenants from each party which are substantially similar to the covenants provided in the Previous Agreement, except that the Amended Agreement also includes covenants relating to: (1) formation and joinder of the Delaware Sub to the Amended Agreement; (2) formation and joinder of the BVI Sub to the Amended Agreement; (3) formation and joinder of the Tingo Sub to the Amended Agreement; (4) MICT using commercially reasonable efforts to cause additional MICT stockholders to sign voting and support agreements in favor of the Business Combination by Closing; (5) MICT and Tingo mutually agreeing on a budget for Tingo for the remainder of the fiscal year ending December 31, 2022; (6) covenants relating to timely response by each party to SEC comments in connection with the Business Combination; and (7) other appropriate actions to be taken by each party to obtain (i) Nasdaq approval of a change in control of MICT and (ii) MICT stockholder approval relating to the conversion of the Series A Preferred Stock and Series B Preferred Stock.

Closing Conditions

The Amended Agreement contains customary conditions to Closing substantially similar to the Previous Agreement, except that the Amended Agreement further includes the following conditions (unless waived): (i) a general release which releases MICT from claims from Tingo covering the period prior to the execution of the Amended Agreement; (ii) a general release which releases Tingo from claims from MICT covering the period prior to the execution of the Amended Agreement; (iii) Tingo’s delivery of an employment agreement entered into between Dozy Mmobuosi and Tingo; (iv) delivery of the Amended Purchaser Loan; and (v) MICT shall have received evidence of the effective transfer from Tingo to Tingo Sub of all of the rights, title, interest and liabilities of all of the other subsidiaries of Tingo.

Pursuant to the terms of the Series B Preferred Stock, the holder of the Series B Preferred Stock, Tingo, Inc. may appoint two individuals to the Board of MICT. Tingo, has indicated that they propose to appoint Messrs. John Brown and Ken Denos to the Board effective immediately upon closing the merger.

PROPOSAL ONE — ELECTION OF DIRECTORS

Our bylaws provide for a Board of Directors whose terms of office expire each year at the time of the annual meeting of stockholders. Our Board of Directors now consists of five directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Professor Ofir and Messrs. Mercer, Benton and Scott, Trippier are nominated for election at this Annual Meeting of stockholders, as directors, to hold office until the annual meeting of stockholders in 2023, or until their successors are chosen and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election of each director nominee unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

Nominee Biography

For a biography of each director nominee, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Required Vote

Directors are elected by a plurality of the votes cast at the Annual Meeting by the stockholders present virtually or represented by proxy and entitled to vote in the election of directors. The five nominees receiving the highest number of affirmative votes shall be elected as directors. You may withhold votes from a director nominee. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum of the holders of common stock is present.

Recommendation

Our Board of Directors recommends a vote “FOR” the election to the Board of Directors of each of the abovementioned nominees.

PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

We are asking the stockholders to ratify the audit committee’s selection of Brightman Almagor Zohar & Co. Certified Public Accountant, a firm in the Deloitte Global Network Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2022. The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2022, our audit committee may reconsider the selection of Brightman Almagor Zohar & Co. Certified Public Accountant, a firm in the Deloitte Global Network as our independent registered public accounting firm for 2023.

Brightman Almagor Zohar & Co. Certified Public Accountant, a firm in the Deloitte Global Network Deloitte will audit our financial statements for the fiscal year ended December 31, 2022. A representative of Deloitte is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he desires to do so and will be available to answer appropriate questions from stockholders. The following is a summary of fees paid to Friedman LLC, our previous independent registered public accounting firm, for services rendered for fiscal year2021 and BDO Ziv Haft for the fiscal year 2020.

Audit Fees	$470,000	$281,830
Tax Fees	$—	$11,966
All Other Fees	$52,517	$—
Total Fees	$522,517	$293,796

Audit Committee Pre-Approval Policies and Procedures

Currently, the audit committee acts with respect to audit policy, choice of auditors, and approval of out of the ordinary financial transactions. The audit committee pre-approves all services provided by our independent registered public accounting firm. All of the above services and fees were reviewed and approved by the audit committee before the services were rendered.

Our audit committee has determined that the services provided by Friedman in 2021 are compatible with maintaining the independence of Friedman as our independent registered public accounting firm.

Change in Accounting Firm

On October 3, 2022, Friedman resigned as the Company’s independent registered public accounting firm, effective immediately.

The reports of Friedman on the Company’s consolidated financial statements as of and for the year ended December 31, 2021 contained no adverse opinion or disclaimer of opinion nor were any such reports qualified or modified as to uncertainty, audit scope or accounting principle.

During the recent fiscal year ending December 31, 2021 and through the date of this Current Report, there have been no (i) disagreements with Friedman on any matter or accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which connects with its reports; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K. Friedman did not act as the Company’s independent registered public accounting firm during the fiscal year ending December 31, 2020.

On October 6, 2022, the Company engaged Brightman Almagor Zohar & Co. Certified Public Accountant, a firm in the Deloitte Global Network Deloitte as the Company’s new independent registered public accounting firm.

During the recent fiscal year ending December 31, 2021, and through the date of this Report, the Company has not consulted Deloitte regarding (i) application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

Vote Required

The ratification of the appointment of Brightman Almagor Zohar & Co. Certified Public Accountant, a firm in the Deloitte Global Network requires the vote of a majority of the votes cast by stockholders present virtually or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present.

Recommendation

Our Board of Directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of Brightman Almagor Zohar & Co. Certified Public Accountant, a firm in the Deloitte Global Network as our independent registered public accounting firm.

PROPOSAL THREE — TO APPROVE AN AMENDMENT TO THE 2020 EQUITY INCENTIVE PLAN
OF MICT (THE “2020 PLAN”) TO INCREASE THE TOTAL NUMBER OF SHARES OF COMMON STOCK AUTHORIZED TO BE ISSUED FROM 20,000,000 TO 25,000,000;

The 2020 Plan provides for the issuance of up to 20,000,000 shares of our common stock plus a number of additional shares issued upon the expiration or cancellation of awards under our 2014 Incentive Plan, which was terminated when the 2020 Plan was approved by our stockholders.

We are seeking stockholder approval of the amendment to increase the number of shares issuable pursuant to the 2020 Plan from 20,000,000 to 25,000,000. In determining the amount of the increase contemplated by the proposed amendment to the 2020 Plan, the Board has taken into consideration the desire to continue to retain the flexibility to issue awards that represent a reasonable percentage of our common stock issuable to plan participants when desired by the Board. As of the Record Date, there were approximately [            ] shares of our Common Stock outstanding. Assuming the approval of this increase, the total number of shares of our Common Stock available for issuance under the 2020 Plan will be [            ], which represents approximately [            ]% percent of our common stock as calculated on a fully-diluted basis as of the Record Date. As of the Record Date, there are approximately 10,975,000 shares and/or shares underlying options issued under the Plan. Additionally, we have promised to issue up to another 2,750,000 shares under the 2020 Plan to a number of consultants and advisors to the Company and up to 100,000 shares to our Chief Financial Officer Kevin Chen. The Board is also discussing how many, if any, shares and/or options to grant to the Company’s new employees following the Tingo merger.

The purpose of this increase is to continue to be able to attract, retain and motivate executive officers and other employees and certain consultants. Upon stockholder approval, an additional 5,000,000 shares of common stock will be reserved for issuance under the 2020 Plan, which will enable us to continue to grant equity awards to our officers, employees and consultants at levels determined by the Board to be necessary to attract, retain and motivate the individuals who will be critical to our Company’s success in achieving its business objectives and thereby creating greater value for all our stockholders.

Furthermore, we believe that equity compensation aligns the interests of our management and other employees with the interests of our other stockholders. Equity awards are a key component of our incentive compensation program. We believe that option grants have been critical in attracting and retaining talented employees and officers, aligning their interests with those of stockholders, and focusing key employees on the long-term growth of our Company. We anticipate that option grants and other forms of equity awards such as restricted stock awards may become an increasing component in similarly motivating our consultants.

Vote Required

The approval of the amendment to the 2020 Plan to increase the total number of shares of common stock authorized to be issued from 20,000,000 to 25,000,000 requires the vote of a majority of the votes cast by stockholders present virtually or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present no broker votes.

Recommendation

Our Board of Directors recommends a vote “FOR” the 2020 Equity Incentive Plan authorized share increase.

PROPOSAL FOUR — TO APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STO SPLIT OF NO LESS THAN ONE-FOR-TWO AND NOT MORE THAN ONE-FOR-TWELVE.

General

At the annual meeting, stockholders will be asked to approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, in the form attached as Annex A to this proxy statement, to effect a reverse split of the authorized and issued and outstanding shares of common stock, to effect a reverse stock split of MICT’s issued and outstanding shares of common stock at a ratio of not less than one-for-two and not more than one-for-twelve, with the exact ratio to be determined by the Board of Directors. The reverse stock split, if approved by the stockholders, would become effective upon the filing of Certificate of Amendment with the Secretary of State of the State of Delaware. The exact timing of the filing of the Certificate of Amendment that will effect the reverse stock split will be determined by the Board of Directors based on its evaluation as to when such action will be the most advantageous to MICT and its stockholders.

Upon the effectiveness of the reverse stock split, the shares of common stock immediately prior to the split effective time will be reclassified into a smaller number of shares of in the range of one-for-two and not more than one-for-twelve of common stock immediately prior to effective time of the reverse stock split. The reverse stock split will all proportionally change the number of shares of common stock underlying all of our outstanding convertible securities, including the Series A Preferred Stock and Series B Preferred Stock issued in connection with the Tingo Merger.

The reverse stock split, as more fully described below, will not change the number of authorized and issued shares of preferred stock, or the par value of common stock or preferred stock.

Purpose

The Board of Directors approved the reverse stock split for the following reasons:

•        the Board of Directors believes effecting the reverse stock split is necessary to maintain the listing of the combined company’s post-merger common stock on Nasdaq given the minimum bid price requirement of Nasdaq and other national securities exchanges for initial listings, and to help avoid a delisting of our common stock from Nasdaq in the future;

•        the reverse stock split would bring the share price of the company to a level that is more typical of successful companies listed on the major U.S. stock exchanges;

•        the increased share price resulting from the reverse stock split could broaden the pool of potential investors into the combined company by meeting the requirements of certain institutional investors who have internal policies prohibiting them from purchasing stocks below a certain minimum share price, and by meeting the requirements of certain financial advisors who have policies to discourage their clients from investing into such stocks;

•        the increased share price resulting from the reverse stock split could allow inclusion of the company’s common stock in certain industry-specific indices, and thereby allow investment in the company by certain index funds; and

•        if the reverse stock split successfully increases the per share price of our common stock, the Board of Directors believes this increase may increase trading volume in our common stock and facilitate future financings by us.

Potential Increased Investor Interest

There are risks associated with the reverse stock split, including that the reverse stock split may not result in an increase in the per share price of our common stock, or that such increase may not be consistent with the ratio that the Board of Directors determines to use.

We cannot predict whether or to what extent the reverse stock split will increase the market price for our common stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

•        the market price per share of our common stock after the reverse stock split will rise in proportion to the reduction in the number of shares of our common stock outstanding before the reverse stock split;

•        the reverse stock split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;

•        the reverse stock split will result in increased trading volume in our common stock;

•        the reverse stock split will result in a per share price that will increase our ability to attract and retain employees; or

•        that we will otherwise meet the requirements of Nasdaq or other national securities exchange.

The market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the reverse stock split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

Determination of Reverse Stock Split Ratio

Stockholder approval of the amendment to Certificate of Incorporation that would allow the Board of Directors to determine the exact reverse stock split ratio within a specified range of one-for-two to one-for-twelve (rather than stockholder approval of a fixed reverse stock split ratio) is intended to provide the flexibility to achieve the desired results of the reverse stock split.

In determining the range of reverse stock split ratios to be submitted for stockholder approval, the Board considered numerous factors, including:

•        the potential devaluation of our market capitalization as a result of the reverse stock split;

•        the projected impact of the reverse stock split ratio on the trading liquidity in the our common stock;

•        the historical and projected performance of our common stock and volume level before and after the reverse stock split;

•        prevailing market conditions;

•        general economic and other related conditions prevailing in our industry and in the marketplace generally;

•        Nasdaq’s minimum trading price required to maintain listing;

•        our capitalization (including the number of shares of common stock issued and outstanding, as well as those contemplated to be issued in connection with the Tingo Merger and upon conversion of certain convertible securities outstanding on the date hereof); and

•        the prevailing trading prices for MICT common stock and its current and projected trading volume.

The Board of Directors will consider the conditions, information and circumstances existing at the time when they determine whether to implement the reverse stock split and, if they decide to implement the reverse stock split, the precise reverse stock split ratio. Even if stockholder approval is obtained with respect to the reverse stock split, the decision of whether and when to effect the reverse stock split shall be solely at the discretion of the Board of Directors.

Principal Effects of the Reverse Stock Split

To implement the reverse stock split, the Board will determine the ratio and effective time of the reverse stock split and then, at a meeting of the Board of Directors or by written consent in lieu of a meeting, resolve to effect the reverse stock split, select the ratio and effective time of the reverse stock split ratio and publicly announce the reverse stock split. Thereafter, we would file the amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware and, upon such amendment becoming effective, and without further action on the part of our stockholders, the shares of common stock held by stockholders of record as of the effective time of such amendment would be converted into the number of shares of common stock (the “New Common Stock”) calculated based on the reverse stock split ratio determined and approved by the Board before the filing of the amendment. Additionally, the reverse stock split will all proportionally change the number of shares of common stock underlying all of our outstanding convertible securities, including the Series A Preferred Stock and Series B Preferred Stock issued in connection with the Tingo Merger.

No fractional shares would be issued if, as a result of the reverse stock split, a registered stockholder would otherwise become entitled to a fractional share. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the ratio of the reverse stock split will automatically be entitled to receive an additional share of common stock. In other words, any fractional share will be rounded up to the nearest whole number.

For example, if a stockholder presently holds 144 shares of common stock, he, she or it would hold 72 shares of New Common Stock following a one-for-two split, 12 shares following a one-for-twelve split.

The following table contains approximate information relating to our common stock based upon the number of authorized shares of common stock set forth in MICT’s Certificate of Incorporation (without taking into account any amendment approved at the annual meeting), as amended, on file with the Secretary of State of the State of Delaware, if the reverse stock split is implemented at a ratio of each of one-for-two through one-for-twelve, inclusive, in each case based on share information as of close of business on the Record Date:

	Number of shares of MICT Common Stock Authorized	Number of shares of MICT Common Stock outstanding
Current	425,000,000
Assuming one for two reverse stock split	425,000,000
Assuming one for three reverse stock split	425,000,000
Assuming one for four reverse stock split	425,000,000
Assuming one for five reverse stock split	425,000,000
Assuming one for six reverse stock split	425,000,000
Assuming one for seven reverse stock split	425,000,000
Assuming one for eight reverse stock split	425,000,000
Assuming one for nine reverse stock split	425,000,000
Assuming one for ten reverse stock split	425,000,000
Assuming one for eleven reverse stock split	425,000,000
Assuming one for twelve reverse stock split	425,000,000

Procedure for Effecting the MICT Reverse Stock Split and Exchange of Stock Certificates

If our stockholders approve an amendment to the Certificate of Incorporation to effect the reverse stock split, and if the Board still believes that a reverse stock split is in our best interests, the Board will determine and fix the split effective time. The Board may delay effecting the reverse stock split without resoliciting stockholder approval or may determine not to complete the reverse stock split at all.

As soon as practicable after the split effective time, stockholders will be notified that the reverse stock split has been effected. We expect that the transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares, if certificated, will be asked to surrender to the exchange agent certificates representing pre-split shares held in certificated form in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the exchange agent. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) unless and until requested to do so.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company, the reverse stock split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of us, other than in connection with the combination, nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders.

Material U.S. Federal Income Tax Consequences of the MICT Reverse Stock Split

The following discussion is a summary of the material U.S. federal income tax consequences of the MICT Reverse Stock Split to MICT stockholders. This summary addresses the tax consequences only to a beneficial owner of our common stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock (a “U.S. holder”). This summary does not purport to be a complete analysis of all potential tax consequences that may be relevant to MICT U.S. holders. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the Internal Revenue Service (the “IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect an MICT U.S. holder. MICT has not sought and does not intend to seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a position contrary to that discussed below regarding the tax consequences of the MICT Reverse Stock Split.

This discussion is limited to MICT U.S. holders that hold MICT common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences that may be relevant to an MICT U.S. holder’s particular circumstances, including the impact of the alternative minimum tax or the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to MICT’s U.S. holders subject to special rules, including, without limitation: dealers or brokers in securities, commodities or foreign currencies; traders in securities that elect to apply a mark-to-market method of accounting; banks and certain other financial institutions; insurance companies; regulated investment companies and real estate investment trusts; tax-exempt organizations; holders of MICT common stock subject to the alternative minimum tax provisions of the Code; S corporations; partnerships or other pass-through entities (or investors in S corporations, partnerships or other pass-through entities); holders of MICT common stock whose functional currency is not the U.S. dollar; holders who hold shares of MICT common stock as part of a “hedge,” “straddle,” “constructive sale” or “conversion transaction” (as such terms are used in the Code) or other integrated investment; holders of MICT common stock who exercise appraisal rights; persons who purchased their shares of MICT common stock as part of a wash sale; or holders required to accelerate the recognition of any item of gross income for U.S. federal income tax purposes with respect to MICT common stock as a result of such item being taken into account in an applicable financial statement.

If an entity treated as a partnership for U.S. federal income tax purposes holds MICT common stock, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding MICT common stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.

THIS DISCUSSION IS FOR INFORMATION PURPOSES ONLY AND IS NOT TAX ADVICE. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE MICT REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

MICT Reverse Stock Split

The MICT Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, an MICT U.S. holder generally should not recognize gain or loss upon the MICT Reverse Stock Split, except possibly to the extent an MICT U.S. holder receives a whole share of MICT common stock in lieu of a fractional share of MICT common stock, as discussed below. An MICT U.S. holder’s aggregate tax basis in the shares of MICT common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of MICT common stock surrendered, and such MICT U.S. holder’s holding period in the shares of MICT common stock received should include the holding period in the shares of MICT common stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of MICT common stock surrendered to the shares of MICT common stock received pursuant to the MICT Reverse Stock Split. Holders of shares of MICT common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

The treatment of fractional shares of MICT common stock being rounded up to the next whole share is uncertain, and an MICT U.S. holder that receives a whole share of MICT common stock in lieu of a fractional share of MICT common stock may possibly recognize gain, which may be characterized as either a capital gain or as a dividend, in an amount not to exceed the excess of the fair market value of such whole share over the fair market value of the fractional share to which the MICT U.S. holder was otherwise entitled. However, MICT believes that, in such case, the resulting tax liability may not be material in view of the low value of such fractional interest. MICT U.S. holders should consult their tax advisors regarding the U.S. federal income tax and other tax consequences of fractional shares being rounded to the next whole share.

Vote Required for Approval

The affirmative vote of the holders of a majority of the voting power of the shares of MICT common stock entitled to vote on the MICT Reverse Stock Split Proposal is required to approve the MICT Reverse Stock Split Proposal. Abstentions will have the effect of a vote against this proposal.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE MICT REVERSE STOCK SPLIT PROPOSAL.

PROPOSAL FIVE — TO APPROVE ON AN ADVISORY BASIS OF THE COMPENSATION OF NAMED EXECUTIVE OFFICERS.

In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, the following proposal, commonly known as a “Say on Pay” proposal, enables our stockholders to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with applicable SEC rules.

Our goal for our executive compensation program is to attract, motivate and retain a talented team of executives who will provide leadership for our success, and thereby increase stockholder value. We believe that our executive compensation program satisfies this goal and is strongly aligned with the long-term interests of our stockholders. We urge stockholders to read the section titled “Executive Compensation” elsewhere in this proxy statement for additional details about our executive compensation programs, including information about the compensation of our named executive officers in 2021.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This “say-on-pay” proposal gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers described in this proxy statement. Accordingly, we will ask our stockholders to vote FOR the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of MICT, Inc. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the MICT, Inc. proxy statement for the 2022 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC.”

This say-on-pay vote is advisory, and therefore, is not binding on us, our Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders, and to the extent that this resolution is not approved by a majority of the votes properly cast, we may review and consider the results of this advisory vote in future compensation deliberations.

Vote Required

The approval, on an advisory basis, to approve the compensation of our named executive officers as disclosed in this proxy statement requires the vote of a majority of the votes cast by stockholders present virtually or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present.

Recommendation

Our Board of Directors recommends a vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers.

OTHER MATTERS

Submission of Stockholder Proposals for the 2023 Annual Meeting

We anticipate that the 2023 annual meeting of stockholders will be held no later than December 31, 2023. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2023 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at 28 West Grand Avenue, Suite 3, Montvale, New Jersey 07645 no later than [            ].

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2023 Annual Meeting, assuming the meeting is held on or about December 30, 2023, notice of a nomination or proposal must be delivered to us no later than [            ], 2023 and no earlier than [            ], 2023. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Board of Directors may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 28 West Grand Avenue, Suite 3, Montvale, New Jersey 07645, to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the Securities and Exchange Commission’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to MICT, Inc., 28 West Grand Avenue, Suite 3, Montvale, New Jersey 07645, Attn: Secretary.

ANNEX A

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
MICT INC.

MICT, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1.      The name of the Corporation is:

MICT, Inc.

2.      The following amendment to the Amended and Restated Certificate of Incorporation was approved by the directors of the corporation on the [•] day of November, 2022 and the stockholders of the corporation on the [•] day of December, 2022.

Resolved that Article Four of the Amended and Restated Certificate of Incorporation be amended by adding the following new paragraph as subsection:

“Each outstanding share of common stock, par value $0.001 per share, of this corporation will be combined and converted, automatically, without further action, into a number of shares of such common stock equal to the number of shares immediately prior to such filing divided by [•]. Fractional shares will not be issued; any such fractional shares that will result from the combination and conversion will be rounded up to the nearest whole number. At the effective date, there shall be no change in number of authorized shares of stock which this corporation shall have the authority to issue.”

3.      The number of shares of common stock outstanding at the time of the adoption of the amendment was: [•].

The total number of securities entitled to vote thereon was: [•].

4.      This Certificate of Amendment to the Amended and Restated Certificate of Incorporation shall be effective as of [•], 2022 at [•] Eastern Time.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE FOLLOWS]

Annex A-1

IN WITNESS WHEREOF, MICT, Inc. has caused this Certificate to be executed by its duly authorized officer on this [•] day of [•], 2022.

MICT, INC.
By:
Name:	Darren Mercer
Title:	Chief Executive Officer

Annex A-2

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS DARREN MERCER AS PROXY OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF MICT, INC. HELD OF RECORD BY THE UNDERSIGNED ON DECEMBER 2, 2022, AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 30, 2022, OR ANY ADJOURNMENT THEREOF.

1.       Election of Darren Mercer, Mr. Yehezkel (Chezy) Ofir, Robert Benton, John McMillan Scott and Sir David Trippier, R.D.,J.P.,D.L to hold office until the 2023 Annual Meeting of Stockholders or their successors are elected and qualified.

☐ FOR ALL THE NOMINEES

☐ WITHHOLD AUTHORITY FOR THE NOMINEES

☐ FOR ALL EXCEPT (see instructions)

☐ Darren Mercer

☐ Mr. Yehezkel (Chezy) Ofir

☐ Robert Benton

☐ John McMillan Scott

☐ Sir David Trippier, R.D.,J.P.,D.L

Instructions: to withhold authority for any individual nominee, mark “FOR ALL EXCEPT” and fill in the circle next to the nominee you wish to withhold for.

2.       To ratify the appointment by the Board of Brightman Almagor Zohar & Co. Certified Public Accountant, a firm in the Deloitte Global Network as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022:

☐ FOR             ☐ AGAINST             ☐ ABSTAIN

3.       To approve an amendment to the 2020 Equity Incentive Plan of MICT (the “2020 Plan”) to increase the number of shares of common stock authorized to be issued pursuant to the 2020 Plan from 20,000,000 to 25,000,000:

☐ FOR             ☐ AGAINST             ☐ ABSTAIN

4.       To approve an amendment to the certificate of incorporation, as amended, to effect a reverse stock split of the issued and outstanding shares of common stock at a ratio of not less than one-for-two and not more than one-for-twelve, with the exact ratio to be determined by the board of directors:

☐ FOR             ☐ AGAINST             ☐ ABSTAIN

5.       To approve on a non-binding, advisory basis the compensation of our named executive officers:

☐ FOR             ☐ AGAINST             ☐ ABSTAIN

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s). If this card contains no specific voting instructions, the shares will be voted FOR each of the directors and proposals described on this card.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark, sign, date and return this proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MICT, INC.

__________________________	_____________________
Signature of Stockholder(s)	Date

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

VOTE BY INTERNET — You may cast your vote by visiting http://www.proxyvote.com.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.